BY-LAWS
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                                       OF
                                       --
                            DELTA ENVIRONMENTAL, INC.
                            -------------------------


                                    ARTICLE I
                                     OFFICES
                                     -------

Section 1.
                      REGISTERED OFFICE. The registered office of the corporation shall be located at such place in the State of Kansas as the Board of Directors may from time to time authorize by duly adopted resolution.

Section 2.
                      OTHER OFFICES. The corporation may also have offices at such other places, either within or without the State of Kansas as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE I[[
                                  STOCKHOLDERS
                                  ------------

Section 1.
                      ANNUAL MEETING. An annual meeting of the stockholders of the corporation for the election of directors and the transaction of such other business as may properly come before such meeting, shall be held on the first Tuesday in February of each year, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 o'clock in the morning, or at such other date and time as the Board of Directors shall designate or as the stockholders may agree.


Section 2.
                      SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the President, by the Board of Directors or by the holders of not less than one-fifth of all of the outstanding shares of stock of the corporation entitled to be voted at such meeting.
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Section 3.
                      PLACE OF MEETING. Meetings of the stockholders may be held at any place within or without the State of Kansas as shall be specified in the notice of meeting or a waiver of notice thereof, or if not so specified, at the registered office of the corporation in Kansas.

Section 4.
                      LIST OF STOCKHOLDERS. At least ten (10) days before each meeting of stockholders, the Secretary shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder during the whole time of the meeting.


Section 5.
                      NOTICE. Written notice of each meeting of stockholders stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, or at the direction of the President, or the Secretary or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, notice of a stockholders' meeting shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

Section 6.
                      WAIVER OF NOTICE. Whenever notice is required to be given under any provision of the Kansas General Corporation Code, the articles of incorporation or these By-laws, a written waiver thereof, signed by the stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at,
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                      nor the  purpose of any  annual or special  meeting of the stockholders need be specified in any written waiver of notice unless so required by the articles of incorporation or these Bylaws. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends such meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 7.
                      QUORUM. Except as otherwise provided by law or by the articles of incorporation, at all meetings of the stockholders of this corporation, the holders of a majority of the outstanding shares entitled to vote thereat present in person or by proxy shall constitute a quorum. The affirmative vote of a majority of shares represented at any meeting, in person or by proxy, may adjourn any meeting of stockholders until a quorum is present. In all matters other than the election of directors, every decision of a majority of shares of stock entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present shall be valid as an act of the stockholders unless a larger vote is required by the articles of incorporation, these By-laws or the laws of the State of Kansas then in effect. Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.

Section 8.
                      ADJOURNED MEETINGS. Any stockholders' meeting may be adjourned from time to time until its business is completed, and notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty
                      (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.
                                       3
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Section 9.
                      PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period, and then only within in the period specified.

Section 10.
                      ELECTION OF DIRECTORS. All elections of directors shall be by written ballot.

Section 11.
                      ACTION BY CONSENT. Any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all the holders of outstanding stock entitled to vote thereon. The Secretary shall file such consents with the minutes of the meetings of the stockholders.

Section 12.
                      INSPECTORS. At all meetings of the stockholders, upon the request of the holders and/or proxies of holders of a majority of the shares entitled to vote and represented in person or by proxy at such meeting, the person presiding at such meeting shall appoint two or more persons who are not directors to serve as voting inspectors. The voting inspectors shall receive and canvass all votes cast at the meeting and certify the results. Unless required in accordance with this paragraph, voting inspectors need not be appointed.


Section 13.
                      INSPECTORS' OATH. Voting inspectors, before performing their duties, shall take and subscribe the following oath before an officer authorized by law to administer oaths:
                      "I do solemnly swear that I will execute the duties of an inspector of the election, if any, now to be held, and any
                      other   duties  of  a  voting   inspector,   with   strict
                      impartiality and according to the best of my ability." If an officer authorized by law to
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                      administer  oaths  is  not  present  at the  meeting,  the foregoing oath shall be subscribed to in writing by the voting inspectors, witnessed by the person presiding and filed with the minutes of the meeting.

                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

Section 1.
                      POWER AND AUTHORITY. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute, or by the articles of incorporation, or by these By-laws directed or required to be exercised or done by the stockholders.

Section 2.
                      NUMBER AND TERM. The Board of Directors shall consist of three persons. The directors shall be elected at the annual meeting of stockholders, except as provided herein. Each director so elected shall hold office until the next succeeding annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Section 3.
                      VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any directors so chosen to fill such vacancies or newly created directorships shall hold office until the next election of directors and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Section 4.
                      MEETINGS. All meetings of the Board of Directors may be held within or without the State of Kansas as may be provided in the resolution or notice calling such meeting. Regular meetings of the Board of Directors shall be held at such times
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                      as the Board of  Directors  may from time to time  provide and without any notice other than the resolution or action providing therefor. Special meetings of the Board of Directors may be held at any time upon the call of any member of the Board.


Section 5.
                      NOTICE OF SPECIAL MEETINGS. Written notice of all special meetings of the Board of Directors shall be given to each director, which notice shall state the time, place and purpose of such meeting. Such notice shall be mailed, postage prepaid, at least five (5) days before such meeting, addressed to the last known residence or place of business of each director or, at least twenty-four (24) hours before such meeting, shall be sent to him or her at such place by telegraph, cable, telecopier or similar means or personally served on him or her.

Section 6.
                      WAIVER OF NOTICE. A written waiver of notice, signed by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any annual or special meeting need be specified in any written waiver of notice unless so required by the articles of incorporation or these By-laws. Attendance of a director at any meeting, whether regular or special, shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 7.
                      QUORUM. A majority of the total number of directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum shall be present shall be an act of the Board of Directors except as may be otherwise specifically required by law or the articles of incorporation or these By-laws; and if less than a quorum be present at any meeting, those present may adjourn from time to time to a later date until a quorum shall be present.
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Section 8.
                      TELEPHONE MEETING. Members of the Board of Directors or any committee designated by the Board of Directors may participate in meetings by means of conference telephone or similar communications equipment whereby all participants can hear each other and such participation shall constitute presence in person at the meeting.

Section 9.
                      COMMITTEES  OF  DIRECTORS.  The Board of Directors  may by
                      resolution or resolutions adopted by a majority of the whole Board of Directors designate two or more directors to constitute an executive committee, finance committee or such other committee or committees as the Board of Directors may from time to time deem advisable. Except to the extent restricted by law, any said committee shall have and may exercise all of the authority of the Board of Directors in the management of the corporation to the extent provided in said resolutions. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. All committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 10.
                      ACTION BY CONSENT. Any action which is required or permitted to be taken at a meeting of the directors or of any committee thereof may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all members of the Board or of the committee, as the case may be. Such consents shall have the same force and effect as a unanimous vote at a meeting duly held. The Secretary shall file such consents with the minutes of the meetings of the Board of Directors or the committee, as the case may be.
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Section 11.
                      COMPENSATION OF DIRECTORS. Unless otherwise restricted by law or by the articles of incorporation, the Board of Directors shall have the authority to fix the compensation, if any, of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or any committee. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be paid like compensation for attending committee meetings.


Section 12.
                      REMOVAL OF DIRECTORS. At a meeting called expressly for that purpose, the entire Board of Directors or any member thereof may be removed, with or without cause, by the vote of the holders of a majority of the shares then entitled to vote at an election of directors. If the articles of incorporation provide for cumulative voting, and if less than the entire Board is to be removed, no one of the directors may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors. If the articles of incorporation or these By-laws provide that the Board of Directors shall be classified, then the stockholders may effect the removal of a director only for cause.

                                   ARTICLE IV
                                    OFFICERS
                                    --------

Section 1.
                      NUMBER. The officers of this corporation shall be appointed by the Board of Directors and shall consist of a President, a Secretary, and a Treasurer. The Board of Directors may also choose and appoint Vice Presidents and one or more Assistant Secretaries, and such additional officers and agents, if any, as it may deem necessary from time to time. Unless otherwise restricted by law, the articles of incorporation or these By-laws, any two or more offices, except those of President and Vice President, may be held by one and the same person.
                                       8
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Section 2.
                      QUALIFICATION. The officers need not be members of the Board of Directors and they need not be residents of the State of Kansas.

Section 3.
                      TERM. Each officer shall hold office at the pleasure of the Board of Directors until his successor is duly elected and qualified or until his earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors.

Section 4.
                      COMPENSATION. The compensation of all officers of the corporation shall be fixed by or in the manner prescribed by the Board of Directors.

Section 5.
                      EXPENSE REIMBURSEMENT. The corporation may adopt, from time to time, a policy with respect to reimbursement of expenses incurred on behalf of the corporation by its officers and/or employees. Reimbursement of such expenses shall be in accordance with the requirements imposed by the Internal Revenue Code for substantiation of such expenses as deductible business expenses to the corporation. Should the expenses paid by any officer or employee exceed the amount determined by the corporation to be the maximum amount reimbursed by the corporation, it shall be the policy of this corporation to encourage the officer or employee of the corporation to incur said expense without reimbursement if the officer or employee deems the expense to be in the best interests of the corporation.

                                    ARTICLE V
                               DUTIES OF OFFICERS

Section 1.
                      PRESIDENT. The President shall be the principal executive officer of the corporation, and subject to the control and direction of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. The President may sign certificates for shares of the corporation, and may sign all notes, agreements or other
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                      instruments  in writing  made and  entered  into for or on behalf of the corporation, except in cases where the signing thereof shall be expressly delegated by the Board of Directors or by these By-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general the president shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 2.
                      VICE PRESIDENT. The Vice Presidents, if any, in the order of their seniority, shall perform all of the duties of the President in the event of the death, disability or absence of the President and such other duties, if any, as may be prescribed by the Board of Directors from time to time.

Section 3.
                      SECRETARY. The Secretary shall keep an accurate record of the proceedings of the meetings of the stockholders and directors, shall give notice of the meetings of the stockholders and of the directors required by law and by these By-laws, shall countersign all certificates of stock, shall attach the corporate seal thereto, and to all other instruments requiring it, and shall perform such duties as are usually incident to the office of the Secretary and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.
                      ASSISTANT SECRETARIES. The Assistant Secretaries, if any, in the order of their seniority, shall perform all of the duties of the Secretary in the event of the death, disability or absence of the Secretary, and such other duties, if any, as may be prescribed by the Board of Directors from time to time.

Section 5.
                      TREASURER. The Treasurer, if any, shall have charge of the funds of the corporation, shall keep an accurate account of all transactions of the corporation, of all moneys received and paid out, and shall deposit or cause to be
                      deposited   all   funds   of   the   corporation   in  the
                      corporation's   name  in  such  banking   institution   or
                      institutions   as  may  be  designated  by  the  Board  of
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                      Directors.  The Treasurer  shall,  when requested,  make a report to the stockholders at the annual meeting thereof, shall make reports to the President and to the Board of Directors whenever so directed by the President or the Board of Directors, and shall perform such other duties as are usually incident to the office of the Treasurer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6.
                      ASSISTANT TREASURERS. The Assistant Treasurers, if any, in the order of their seniority, shall perform all of the duties of the Treasurer in the event of the death, disability or absence of the Treasurer and such other duties, if any, as the Board of Directors may from time to time assign to them.



                                   ARTICLE VI
                               STOCK CERTIFICATES
                               ------------------
                               AND THEIR TRANSFER
                               ------------------

Section 1.
                      STOCK CERTIFICATES. Certificates representing shares of the corporation shall be in such form as may be determined by the Board of Directors. Such certificates shall be signed by the President or Vice President and by the Treasurer or an Assistant Treasurer, if any, or the Secretary or an Assistant Secretary. Any or all of the signatures on a certificate may be a facsimile.

Section 2.
                      LOST CERTIFICATES. The Board of Directors may authorize the issuance of a new certificate or certificates of stock in place of any certificate theretofore issued by the corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond in such sum as it may direct sufficient to indemnify it against any claim that may be made against the corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
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Section 3.
                      TRANSFER OF STOCK. The shares of stock of the corporation shall be transferable only upon its books by the registered holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the be surrendered to the corporation by the person in charge of the stock and ledgers, or to such other person as the may designate, by whom they shall be certificates shall thereupon be issued. expressly provided by the statutes of the State of Kansas, the corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to or interest in such shares or shares on the part of any other person whether or not it shall have express or other notice thereof.


                                   ARTICLE VII
                               FIXING RECORD DATE
                               ------------------

Section 1.
                      STOCKHOLDERS' MEETING. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of directors and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting; provided, however, that if no record date is so fixed, the record date for determining stockholder entitled to notice of or to vote at a meeting of stockholders shall be at the close of the business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of said meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
                                       12
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Section 2.
                      STOCKHOLDER ACTION BY WRITTEN CONSENT. In order to determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which shall not precede or and shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. In no record date is so fixed, the record date for determining stockholders entitled to consent in writing, when no prior action by the Board is required by statute, shall be the first date on which a signed written consent is delivered to the corporation by delivery to its registered office in Kansas, its principal place of business or an officer or agent of the corporation having custody of the book in which stockholder minutes are kept. If no record date is so fixed and prior action by the Board is required by statute, the record date for determining stockholders entitled to consent in writing shall be the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 3.
                      OTHER CORPORATE ACTIONS. In order to determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than sixty (60) days prior to any such action proposed to be taken; provided, however, that if no record date is so fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                                  ARTICLE VIII
                               GENERAL PROVISIONS
                               ------------------

Section 1.
                      DIVIDENDS. Subject to the provisions of statute and the articles of incorporation, dividends upon the shares of capital stock of the corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of capital stock of the corporation, unless otherwise provided by statute or the articles of incorporation.

Section 2.
                      RESERVES. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation or for such other purpose as the Board of Directors may think conducive to the interests of the corporation. The Board of Directors may modify or abolish any such reserves in the manner in which they were created.

Section 3.
                      SEAL. The seal of the corporation shall be in such form as shall be approved by the Board of Directors.

Section 4.
                      FISCAL YEAR. The fiscal year of the corporation shall end on the last day of December of each year, unless and until the same shall be modified by resolution of the Board of Directors.

Section 5.
                      CHECKS, NOTES, DRAFTS, ETC. All checks, notes, drafts or other orders for the payment of money of the corporation may be signed, endorsed or accepted in the name of the corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designations.

Section 6.
                      EXECUTION OF CONTRACTS, DEEDS, ETC. The Board of Directors may authorize any officer or officers, agent or agents, to enter into or execute and deliver in the name and on behalf of the corporation any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

Section 7.
                      VOTING OF STOCK IN OTHER CORPORATIONS. Unless otherwise provided by resolution of the Board of Directors, the President from time to time may (or may appoint one or more attorneys or agents to) cast the votes which the corporation may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose shares or securities may be held by the corporation, at meetings of the holders of the shares or other securities of such other corporation. If one or more attorneys or agents are appointed, the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the circumstances.


                                   ARTICLE IX
                                 INDEMNIFICATION
                                 ---------------

Section 1.
                      A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of Fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional  misconduct  or a  knowing  violation  of law,
                      (iii) under the provisions of K.S.A. 17-6424 and amendments thereto, or (iv) for any transaction from which the director derived an improper personal benefit.

Section 2.
                      To the full extent permitted and in the manner prescribed by the laws of the State of Kansas (except for Section 17-6305(f) of the Kansas General Corporation Code) as the same presently exists, the corporation shall (i) indemnify any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with, arising out of or resulting from such action, suit or proceeding (except that the corporation shall not indemnify any such person against judgments, fines and amounts paid in settlement with respect to an action to or in the right of the corporation); and (ii) pay to such person expenses incurred in defending any such action, suit or proceeding in advance of the Final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article LX.

Section 3.
                      All rights provided any person by this Article IX shall be contract rights. No amendment, alteration, addition, change or repeal of this Article IX, of any other provisions of the Articles of Incorporation or of the By-laws shall in any way impair or reduce the rights to indemnification, advancement of expenses or limitation of liability provided by this Article IX to such person with respect to any acts or omissions of such person occurring prior to the time of such amendment, alteration, addition, change or repeal.

Section 4.
                      The right to indemnification, payment of expenses incurred in defending a proceeding in advance of its final disposition and limitation of liability conferred in this
                      Article IX shall not be exclusive of any other right to which any person may have or hereinafter acquire under any statute, provision of this Articles of Incorporation or
                      the  By-laws  of  the  corporation,   agreement,
                      vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5.
                      Without limiting the foregoing, the corporation is authorized to enter into indemnification agreements with such of the persons specified in Section 2 of this Article IX as the Board of Directors may from time to time determine, to provide greater rights to indemnification and advancement of expenses than that expressly permitted under the Kansas General Corporation Code.

Section 6.
                      The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article IX or the Kansas General Corporation Code.

Section 7.
                      Notwithstanding the provisions of Section 2 hereof, if the Kansas General Corporation Code is amended after the formation of the corporation to permit greater rights to indemnification, advancement of expenses or limitation of liability than that provided in this Article IX, then the persons specified in Section 2 hereof shall be granted such greater rights to the full extent permitted by the Kansas General Corporation Code as so amended.

Section 8.
                      In the event that any part of this Article IX shall be found in any action, suit or proceeding to be invalid or ineffective, the validity and the effect of the remaining parts shall not be affected and the corporation shall indemnify the persons specified in Section 2 hereof to the full extent required by the remaining parts of this
                      Article IX, and to the full extent permitted by the Kansas General Corporation Code.



                                    ARTICLE X
                                   AMENDMENTS
                                   ----------

                      These By-laws may be amended, altered or repealed and new By-laws may be adopted by resolution of the Board of Directors or by the stockholders.






                      Delta Environmental, Inc.

                      ______________________________________, Secretary
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